                                                                    Exhibit 99.1


                             STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT, dated June 24, 1998 (the "Agreement"), by and between Mylan Laboratories Inc., a Pennsylvania corporation ("Parent"), and Penederm Incorporated, a Delaware corporation (the "Company").

                                    RECITALS
                                    --------

     A. Concurrently with the execution and delivery of this Agreement, the Company, Parent and MLI Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Subsidiary") are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), providing for, among other things, the merger of Subsidiary with and into the Company (the "Merger"), with the Company as the surviving corporation in the Merger.

     B. As a condition and inducement to Parent's and Subsidiary's willingness to enter into the Merger Agreement, Parent has requested that the Company agree, and the Company has agreed, to grant Parent an option to purchase shares of the Company's common stock on the terms and subject to the conditions set forth herein.

     C. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Merger Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.  Grant of Option.  Subject to the terms and conditions set forth herein, the
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Company hereby grants to Parent an unconditional, irrevocable option (the
"Option") to purchase up to 1,717,878 (as adjusted as set forth herein) fully paid and nonassessable shares (individually an "Option Share" and collectively the "Option Shares") of Common Stock, par value $.01 per share of Company ("Company Common Stock"), at a purchase price of $20 (as adjusted as set forth herein) per Option Share (the "Purchase Price") payable in cash; provided,
                                                                 --------
however, that in no event shall the number of Option Shares for which the Option
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is exercisable together with the number of shares owned by Parent, if any, exceed 19.9% of the Company's issued and outstanding shares of Company Common Stock without giving effect to any shares subject or issued pursuant to the Option. The number of Option Shares that may be received upon exercise of the Option and the Purchase Price are each subject to adjustment as set forth in
Section 9 hereof and as otherwise provided herein.
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2.  Exercise of Option.  (a) Subject to any applicable requirements of law,
    ------------------
Parent may exercise the Option, in whole or in part, at any time or from time to time after the occurrence of any one of the following events (a "Purchase Event"): (A) any of the following occurs prior to the earlier of the Effective Time or the termination of the Merger Agreement in accordance with its terms:
(i) any Person (other than Parent or any of its subsidiaries) shall have commenced (as such term is defined in Rule 14d-2 under the Securities Exchange Act of 1934 (the "Exchange Act")) a tender offer, or shall have filed a registration statement under the Securities Act of 1933 (the "Securities Act") with respect to an exchange offer, to purchase any shares of Company Common Stock such that, upon consummation of such offer, such person or a "group" (as such term is defined under the Exchange Act) of which such person is a member shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 of the Exchange Act), or the right to acquire beneficial ownership, of 25% or more of the then outstanding Company Common Stock; (ii) the Company or any of its subsidiaries shall have authorized, recommended, proposed or publicly announced an intention to authorize, recommend or propose, or entered into, an agreement, including without limitation, an agreement in principle, with any person (other than Parent or any of its subsidiaries) to effect or provide for the consummation of a Takeover Proposal; (iii) any Person (other than Parent or any of its subsidiaries) shall solicit proxies or consents or announce a bona fide intention to solicit proxies or consents from the Company's stockholders
(y) in opposition to the Merger, the Merger Agreement or any related transactions or (z) relating to an Acquisition Transaction (other than solicitations of stockholders seeking approval of the Merger, the Merger Agreement or any related transactions), and the stockholders of the Company shall have failed to approve the Merger; or (iv) any Person (other than Parent or any of its subsidiaries) shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, shares of Company Common Stock (other than trust account shares) aggregating 25% or more of the then outstanding Company Common Stock; or (B) the termination of the Merger Agreement under circumstances entitling Parent to payment of the Termination Fee within 2 Business Days of such termination under any of the provisions of Section 7.1(b) of the Merger Agreement; or (C) within twelve (12) months after the Merger Agreement is terminated pursuant to Section 6.1(e) or (f) thereof, the Company executes a definitive agreement to implement a Takeover Proposal with a third party who had submitted a Takeover Proposal prior to the Termination Date (a "Proponent"); or
(D) within six (6) months after the Merger Agreement is terminated pursuant to
Section 6.1(e) or (f) thereof, the Company executes a definitive agreement to implement a Takeover Proposal with a third party other than a Proponent provided that the Company received a Takeover Proposal prior to the Termination Date.

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(b)  Except as provided in the last sentence of this Section 2(b) and Section 15 hereof, the Option shall terminate and be of no further force and effect upon the earliest to occur (the "Expiration Date") of (A) the Effective Time, (B) 12 months after the first occurrence of a Purchase Event, of the type described in subclauses (A)(i) through (iv) of Section 2(a) hereof or subclause (B) of Section 2(a) hereof and (C) six months after the first occurrence of a Purchase Event of the type described in subclauses (B) or
     (C) of Section 2(a) hereof. Notwithstanding the termination of the Option, Parent shall be entitled to purchase the Option Shares if it has exercised the Option in accordance with the terms hereof prior to the termination of the Option and the termination of the Option shall not affect any rights hereunder which by their terms do not terminate or expire prior to or as of such termination.

(c) In the event that Parent wishes to exercise the Option, it shall send to the Company a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of Option Shares it wishes to purchase pursuant to such exercise and (ii) a date not earlier than three business days nor later than 20 business days from the Notice Date for the closing of such purchase (the "Option Closing Date"); provided, however, that (i) if the closing of the purchase and sale
     --------  --------
     pursuant to the Option (the "Option Closing") cannot be consummated by reason of any applicable judgment, decree, order, law or regulation, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated and (ii) without limiting the foregoing, if prior notification to or approval of any regulatory authority is required in connection with such purchase, Parent and the Company shall promptly file the required notice or application for approval and shall cooperate in the expeditious filing of such notice or application, and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (A) any required notification period has expired or been terminated or (B) any required approval has been obtained, and in either event, any requisite waiting period has expired or been terminated. Except as otherwise agreed in writing by the parties, the place of the Option Closing shall be at the offices of Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, 20th Floor, Pittsburgh, PA 15219-1410, and the time of the Option Closing shall be 10:00 a.m. (Eastern Time) on the Option Closing Date.

3.  Payment and Delivery of Certificates.  (a) At the Option Closing, Parent
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shall deliver to the Company the Purchase Price for the Option Shares so
designated and being purchased in immediately available funds by wire transfer to a bank account designated in writing by the Company or by certified check or bank check in an amount equal to the Purchase Price multiplied by the number of Option Shares being purchased. At any Option Closing, Parent shall also deliver a letter, in form and substance reasonable acceptable to the Company, agreeing that Parent will not offer to sell or otherwise dispose of such Option Shares in violation of applicable law or the provisions of this Agreement.

(b) At any Option Closing, simultaneously with the delivery of the Purchase Price as provided in Section 3(a), the Company shall deliver to Parent (i) a certificate or certificates representing the Option Shares to be purchased at the Option Closing, which Option Shares shall be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever and (ii) if the Option should be exercised in part only, a new Option evidencing the rights of the Parent to purchase the balance of the Option Shares purchasable hereunder in the form of a Stock Option Agreement identical to this Agreement save only the number of Option Shares subject thereto. If at the time of issuance of the Option Shares pursuant to the exercise of the Option hereunder, the Company shall not have redeemed any rights issued under the Company Shareholders Rights Plan dated November 20, 1996 (the "Company Rights Plan"), or shall have issued any similar rights, then each Option Share issued pursuant to such exercise shall also represent a corresponding right or security or new rights with terms substantially the

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     same as and at least as favorable to Parent as are provided under the
     Company Rights Plan or any similar agreement then in effect.

(c) Certificates for the Option Shares delivered at the Option Closing shall have typed or printed thereon a restrictive legend which shall read substantially as follows:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT, DATED JUNE 24, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF PENEDERM INCORPORATED CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICES."

(d) It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act of 1933, as amended (the "Securities Act"), in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the Parent shall have delivered to the Company a copy of a letter from the staff of the Securities and Exchange Commission (the "SEC"), or an opinion of counsel, in form and substance satisfactory to the Company, to the effect that such legend is not required for purposes of the Securities Act; (ii) the reference to the provisions of this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety as to those Option Shares with respect to which the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.

4.  Representations and Warranties of the Company.  The Company hereby
    ---------------------------------------------
represents and warrants to Parent as follows:

(a)  Due Authorization.  The Company has all requisite corporate power and
     -----------------
     authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b)  Authorized Stock.  The Company's representations and warranties in Section
     ----------------
     3.1(a) of the Merger Agreement are incorporated herein by reference. Without limiting the generality or effect of the foregoing, the Company has taken all necessary corporate and other action to authorize and reserve and, to permit it to issue, and, at all times from the date hereof

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     until the obligation to deliver Option Shares upon the exercise of the
     Option terminates, shall have reserved for issuance, upon exercise of the Option, shares of Company Common Stock necessary for Parent to exercise the Option, and the Company shall take all necessary corporate action to authorize and reserve for issuance all additional shares of Company Common Stock or other securities which may be issued pursuant to Section 9 upon exercise of the Option. The shares of Company Common Stock to be issued upon due exercise of the Option, including all additional shares of Company Common Stock or other securities which may be issuable upon exercise of the Option or any Substitute Option pursuant to Section 9, upon issuance pursuant hereto, shall be duly and validly issued, fully paid and nonassessable, and shall be delivered free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever, including without limitation any preemptive rights of any stockholder of the Company.

(c)  No Conflicts.  The execution and delivery of this Agreement does not, and
     ------------
     the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement shall not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its subsidiaries under, (i) the certificate of incorporation or by-laws of the Company or the comparable organizational documents of any subsidiary of the Company, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Company or any subsidiary of the Company or their respective properties or assets, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any subsidiary of the Company or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not (x) have a Material Adverse Effect on the Company, (y) impair the ability of the Company to perform its obligations under this Agreement or the Merger Agreement, or (z) prevent or materially delay the consummation of any of the transactions contemplated by this Agreement.

(d)  State Takeover Statutes.  Neither Section 203 of the Delaware General
     -----------------------
     Corporation Act, nor any similar provision contained in the charter or by-laws of the Company, is applicable to the acquisition of Option Shares pursuant to this Agreement.

5.  Representations and Warranties of Parent.  Parent hereby represents and
    ----------------------------------------
warrants to the Company that:

(a)  Due Authorization.  Parent has all requisite corporate power and authority
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     to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. This Agreement has been duly executed and delivered by Parent and constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms.

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(b)  No Conflicts.  The execution and delivery of this Agreement does not, and
     ------------
     the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement hereby shall not, conflict with or result in any violation of, or default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent under, (i) the certificate of incorporation or by-laws of Parent or the comparable organizational documents of Parent,
     (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Parent or its properties or assets, or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, defaults, rights, losses or Liens that individually or in the aggregate would not (x) have a material adverse effect on Parent, (y) impair the ability of Parent to perform its obligations under this Agreement or the Merger Agreement, or (z) prevent or materially delay the consummation of any of the transactions contemplated by this Agreement.

(c)  Purchase Not for Distribution.  Any Option Shares or other securities
     -----------------------------
     acquired by Parent upon exercise of the Option shall not be transferred or otherwise disposed of except in a transaction registered, or exempt from registration, under the Securities Act.

6.  Repurchase of Option at Request of Parent.  (a)  At the request of Parent
    -----------------------------------------
and in Parent's sole discretion, at any time during the period beginning upon the first occurrence of a Repurchase Event (as defined in Section 6(c)) and ending 6 months thereafter, the Company shall repurchase from Parent the Option (unless the Option shall have expired or been terminated) and all shares of Common Stock purchased by Parent upon exercise of the Option that are beneficially owned by Parent on the date upon which Parent requests that the Company repurchase the Option or Option Shares under this Section 6(a) (the "Request Date"). Such repurchase shall be at an aggregate price (the "Put Price") equal to the sum of:

          (x) the aggregate Purchase Price paid by Parent for all Option Shares previously purchased upon exercise of the Option that are beneficially owned by Parent on the Request Date;

          (y) the excess, if any, of the average of the last sales price for Company Common Stock for the ten trading days ending on the day immediately preceding the Put Closing Date (the "Market Price") over the Option Price paid by Parent for each share of Company Common Stock with respect to which the Option has been exercised that are beneficially owned by Parent on the Request Date, multiplied by the number of such shares; and

          (z) the excess, if any, of the Market Price of Company Common Stock at the Put Closing Date over the Option Price (determined as if the Put Closing Date were the Option Closing Date) multiplied by the number of Option Shares with respect to which the Option has not been exercised; provided that, in the case of Option Shares with respect to which the Option has been exercised but the Option Closing Date has not occurred, the Option Closing Date shall be suspended and the Option shall be treated, for purposes of this clause (z), as if it had not been exercised.


(b) If Parent exercises its rights under this Section 6, the Company shall, within 10 business days after the Request Date (the "Put Closing Date"), pay the Put Price to Parent in immediately available funds, by wire transfer to a bank account designated by Parent, Parent shall, against receipt of the payment therefore, surrender to the Company the Option and the certificates evidencing Option Shares previously purchased upon exercise of the Option that are beneficially owned by Parent on the Request Date; and Parent shall be deemed to have represented and warranted that it has sole ownership of such Option Shares, free and clear of all liens, claims, charges, and encumbrances of any kind. Notwithstanding the foregoing, if the Company is prohibited from paying all or any portion of the Put Price by reason of any applicable judgment, decree, order, law, or regulation, the Company shall immediately pay that portion of the Put Price that it is not prohibited from paying, shall from time to time thereafter immediately pay such further portion of the Put Price that it is not then prohibited from paying, and, in all cases, shall pay the balance of the Put Price within 10 business days after such prohibition has expired or been terminated. Upon receipt of a partial payment of the Put Price, Parent shall surrender a portion of the Option and/or Option Shares, as selected by Parent, corresponding (as closely as practicable) to the portion of the Put Price received by Parent.

(c) As used herein, a "Repurchase Event" means any of the following: (i) a termination of the Merger Agreement by the Board of Directors of the Company under Section 6.1(d) of the Merger Agreement; (ii) an occurrence of both (A) a Purchase Event of the type described in subclauses (A),or (C) of
     Section 2(a) hereof other than a termination of the Merger Agreement referred to in clause (i) of this sentence and (B) consummation of a Takeover Proposal within twelve (12) months after termination of the Merger Agreement; (or) (iii) an occurrence of both (A) a Purchase Event of the type described in subclause (D) of Section 2(a) hereof and (B) consummation of a Takeover Proposal within six (6) months after the termination of the Merger Agreement. A Repurchase Event referred to in clause (ii) or (iii) of the preceding sentence will occur when the last of the events referred to in clauses (ii)(A) and (ii) (B) occurs.

7.  Registration Rights.  Parent may, by written notice (the "Registration
    -------------------
Notice") request the Company to register under the Securities Act all or any part of the capital stock of the Company acquired under this Agreement and beneficially owned by Parent (the "Registrable Securities"). The Company (and/or any Person designated by the Company) shall thereupon have the option exercisable by written notice delivered to Parent within 10 business days after the receipt of the Registration Notice, irrevocably to agree to purchase all or any part of the Registrable Securities for cash at a price equal to the product of (i) the number of Registrable Securities and (ii) the fair market value of such shares. Any such purchase of Registrable Securities by the Company hereunder shall take place at a closing to be held at the principal executive offices of the Company or its counsel at any reasonable date and time designated by the Company and/or such designee in such notice within 20 business days after delivery of such notice. Any payment of the shares to be purchased shall be made by delivery at the time of such closing of the purchase price for the Registrable Securities in immediately available funds. For purposes of his Agreement the term Registrable Securities shall not include shares of capital

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stock acquired under this Agreement that may be sold pursuant to Rule 144(k) of the Securities Act.

          If the Company does not elect to exercise its option pursuant to this
Section 7 with respect to all Registrable Securities, it shall use its best efforts to effect, as promptly as practicable, the registration under the Securities Act of the unpurchased Registrable Securities; provided, however,
                                                          --------  --------
that (i) Parent shall be entitled to no more than an aggregate of two effective registration statements hereunder and (ii) the Company will not be required to file any such registration statement during any period of time (not to exceed 40 days after such request in the case of clause (A) below or 90 days in the case of clauses (B) and (C) below) when (A) the Company is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time and, in the written opinion of counsel to such Company, such information would have to be disclosed if a registration statement were filed at that time; (B) such Company is required under the Securities Act to include audited financial statements for any period in such registration statement and such financial statements are not yet available for inclusion in such registration statement; or (C) such Company determines, in its reasonable judgment, that such registration would interfere with any financing, acquisition or other material transaction involving the Company or any of its affiliates.
If consummation of the sale of any Registrable Securities pursuant to a registration hereunder does not occur within 90 days after the filing with the Securities and Exchange Commission of the registration statement becomes effective, the provisions of this Section 7 shall again be applicable to any proposed registration, provided, however, that neither party shall be entitled
                       -------- ---------
to request more than two registrations pursuant to this Section 7. The Company shall use its reasonable best efforts to cause any Registrable Securities registered pursuant to this Section 7 to be qualified for sale under the securities or Blue Sky laws of such jurisdictions as Parent may reasonably request and shall continue such registration or qualification in effect in such jurisdiction; provided, however, that the Company shall not be required to
              --------  --------
qualify to do business in, or consent to general service of process in, any jurisdiction by reason of this provision.

          The registration rights set forth in this Section 7 are subject to the condition that Parent shall provide the Company with such information with respect to such holder's Registrable Securities, the plans for the distribution thereof, and such other information with respect to such holder, as, in the reasonable judgment of counsel for the Company, is necessary to enable the Company to include in such registration statement all material facts required to be disclosed with respect to a registration thereunder.

          A registration effected under this Section 7 shall be effected at the Company's expense, except for underwriting discounts and commissions and the fees and expenses of counsel to Parent, and the Company shall provide to any underwriter such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings as such underwriters may reasonably require. In connection with any such registration, the parties agree (i) to indemnify each other and any underwriters in the customary manner and (ii) to enter into an underwriting agreement in form and substance customary to transactions of this type with any underwriters participating in such offering.

8.  Listing.  If shares of Company Common Stock or any other securities to be
    -------
acquired upon exercise of the Option are then listed on the Nasdaq National Market (or any other national securities exchange or national securities quotation system), the Company, upon the request of Parent, shall promptly file an application to list the shares of Company Common Stock or other securities to be acquired upon exercise of the Option on the Nasdaq National Market (or such other national securities exchange or national securities quotation system) and shall use reasonable efforts to obtain approval of such listing as promptly as practicable.

9.  Adjustment Upon Changes in Capitalization, Etc.  (a) In the event of any
    ----------------------------------------------
change in Company Common Stock by reason of a stock dividend, split-up, merger, recapitalization, combination, exchange of shares or similar transaction, the type and number of shares or securities subject to the Option, and the Purchase Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that Parent shall receive upon exercise of the Option the number and class of shares or other securities or property that Parent would have received in respect of Company Common Stock if the Option had been exercised immediately prior to such event or the record date therefor, as applicable. Subject to Section 1, and without limiting the parties' relative rights and obligations under the Merger Agreement, if any additional shares of Company Common Stock are issued after the date of this Agreement (other than pursuant to an event described in the first sentence of this Section 9(a)), the number of shares of Company Common Stock subject to the Option shall be adjusted so that, after such issuance, it equals 19.9% of the number of shares of Company Common Stock then issued and outstanding, without giving effect to any shares subject to or issued pursuant to the Option.

(b) Without limiting the parties' relative rights and obligations under the Merger Agreement, in the event that the Company enters into an agreement
     (i) to consolidate with or merge into any person, other than Parent or one of its subsidiaries, and the Company shall not be the continuing or surviving corporation in such consolidation or merger, (ii) to permit any person, other than Subsidiary or one of Parent's other subsidiaries, to merge into the Company and the Company shall be the continuing or surviving corporation, but in connection with such merger, the shares of Company Common Stock outstanding immediately prior to the consummation of such merger shall be changed into or exchanged for stock or other securities of the Company or any other person or cash or any other property, or the shares of Company Common Stock outstanding immediately prior to the consummation of such merger shall, after such merger, represent less than 50% of the outstanding voting securities of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Parent or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option with identical terms appropriately adjusted to acquire the number and class of shares or other securities or property that Parent would have received in respect of Company Common Stock if the Option had been exercised immediately prior to such consolidation, merger, sale or transfer, or the record date therefor, as applicable.

(c) If, prior to the termination of the Option in accordance with Section 2 or the Notice Date, the Company enters into any agreement pursuant to which all outstanding shares of Company Common Stock are to be purchased for, or converted into the right to receive in whole or in part (other than in respect of fractional shares), cash (a "Transaction"), the Company covenants that proper provision shall be made in such agreement to provide that, if the Option shall not therefore have been exercised, then upon the consummation of a Transaction (which in the case of a Transaction involving a tender offer shall be when shares of Company Common Stock are accepted for payment), Parent shall receive in exchange for the cancellation of the Option an amount in cash equal to the Cash Consideration and if proper provision is so made the Option shall be cancelled. For purposes of this Agreement, the term "Cash Consideration" means the number of Option Shares multiplied by the difference between (A) the closing market price per share of Company Common Stock on the day immediately prior to the consummation of a Transaction and (B) the Purchase Price.

(d) Whenever the number of Option Shares purchasable upon exercise hereof is adjusted as provided in this Section 9, the Purchase Price shall be adjusted by multiplying the Purchase Price by a fraction, the numerator of which shall be equal to the number of shares of Company Common Stock purchasable prior to the adjustment and the denominator of which shall be equal to the number of shares of Company Common Stock purchasable after the adjustment.

10.  Exchange Loss or Mutilation.  This Agreement (and the Option granted
     ---------------------------
hereby) are exchangeable, without expense, at the option of the Parent, upon presentation and surrender of this Agreement at the principal office of the Company, for other agreements providing for Options of different denominations entitling the Parent to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of Option Shares hereunder. The terms "Stock Option Agreement" and "Option" as used herein include any Stock Option Agreements and related options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, the Company shall execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

11.  Certain Covenants of the Company.  The Company agrees:  (i) that it shall
     --------------------------------
at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Common Stock so that the Option may be exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Company Common Stock; (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company; (iii) promptly to take all action as may from time to time be required (including complying with all premerger notification, reporting and waiting period requirements specified in 15 U.S.C.
Section 18a and regulations promulgated thereunder or to any other governmental entity is necessary before the Option may be exercised, cooperating fully with the Parent in preparing such applications or notices and providing such information to each such governmental entity as they may require) in order to permit the Parent to exercise the Option and the Company duly and effectively to issue Option Shares pursuant hereto; and (iv) to take all action provided herein to protect the rights of the Parent against dilution.

12.  Specific Performance.  The Company acknowledges that if the Company fails
     --------------------
to perform any of its obligations under this Agreement immediate and irreparable harm or injury would be caused to Parent for which money damages would not be an adequate remedy. In such event, the Company agrees that Parent shall have the right, in addition to any other rights it may have, to specific performance of this Agreement.

13.  Profit Limitation.  (a) Notwithstanding any other provision of this
     -----------------
Agreement, in no event shall Parent's Total Profit (as hereinafter defined) exceed $24 million (the "Cap") and, if it otherwise would exceed such amount, Parent, at its sole election, shall either (a) deliver to the Company for cancellation Shares previously purchased by Parent (valued at the average of the last sales price for Company Common Stock for the ten trading days ending on the day immediately preceding such delivery), (b) pay cash to the Company or (c) undertake any combination thereof, so that Parent's Total Profit shall not exceed the Cap after taking into account the foregoing actions.

          As used herein, the term "Total Profit" shall mean the aggregate amount (before taxes) of the following: (i) the amount of cash paid or payable by Parent pursuant to Section 7.1(b) of the Merger Agreement, (ii) (x) the amount paid or payable by Parent pursuant to the Company's repurchase of Option Shares pursuant to Section 7 hereof, less (y) Parent's purchase price for such Option Shares, and (iii) (x) the net cash amounts received by Parent pursuant to the sale of Option Shares (or any other securities into which such Option Shares are converted or exchanged) to any unaffiliated party, less (y) Parent's purchase price for such Option Shares.

14.  Miscellaneous.
     -------------

(a)  Expenses.  Except as otherwise provided in the Sections 6 and 7, each of
     --------
     the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

(b)  Waiver and Amendment.  Any provision of this Agreement may be waived at any
     --------------------
     time by the party that is entitled to the benefits of such provision, but such waiver shall only be effective if in writing and signed by the party entitled to the benefits of such provision. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

(c)  Descriptive Headings.  The descriptive headings contained herein are for
     --------------------
     convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(d)  Entire Agreement; No Third-Party Beneficiaries.  Except as otherwise
     ----------------------------------------------
     provided, in this Agreement, the Merger Agreement (including the documents and instruments referred to therein), the Confidentiality Agreement by and between the Company and Parent, dated May 27, 1998, the Supplement to the Confidentiality Agreement by and between the Company and Parent, dated May 6, 1998 and that certain Reciprocal Confidentiality Agreement by and between the Company and Parent (i) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement, and (ii) not intended to confer upon any person other than the parties any rights or remedies. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction or a federal or state regulatory agency to be invalid, void, or unenforceable, the other terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall not be affected, impaired, or invalidated. If for any reason such court or regulatory agency determines that the Option does not permit Parent to acquire, or does not require the Company to repurchase, the full number of Option Shares provided herein (as adjusted pursuant to Section 9), it is the express intention of the Company to allow Parent to acquire, or to require the Company to repurchase, such lesser number of shares as may be permissible without any amendment or modification hereof.

(e)  GOVERNING LAW.  This Agreement shall be governed by and construed in
     -------------
     accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law). Each of the parties hereto waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby. THE GRANTOR AGREES THAT, IN CONNECTION WITH ANY LEGAL SUIT OR PROCEEDING ARISING WITH RESPECT TO THIS AGREEMENT, IT SHALL SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE AND AGREES TO VENUE IN SUCH COURTS. THE GRANTOR HEREBY APPOINTS THE SECRETARY OF THE GRANTOR AS ITS AGENT FOR SERVICE OF PROCESS FOR PURPOSES OF THE FOREGOING SENTENCE ONLY.

(f)  Notices.  All notices, requests, claims, demands and other communications
     -------
     under this Agreement must be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (i)  if to Company, to:


               Penederm Incorporated
               320 Lakeside Drive
               Foster City, California 94404


               Telecopy No.:  (650) 358-0547


               Attention:  Lloyd H. Malchow
                           President & Chief Executive Officer

               with copies to:


               Heller Ehrman White & McAuliffe
               525 University Avenue
               Palo Alto, CA  94301-1300


               Telecopy No.:  (650) 324-0638


               Attention:  Henry Lesser; and

          (ii) if to Parent, to:


               Mylan Laboratories Inc.
               781 Chestnut Ridge Road
               P.O. Box 4310
               Morgantown, WV  26505


               Telecopy No.:  (304) 599-7284


               Attention:  Roderick P. Jackson
                           Senior Vice President

               with a copy to:


               Buchanan Ingersoll Professional Corporation
               One Oxford Centre
               301 Grant Street, 20th Floor
               Pittsburgh, PA  15219-1420


               Telecopy No.:  (412) 562-1041


               Attention:  JoEllen Lyons/John R. Previs

(g)  Counterparts.  This Agreement and any amendments hereto may be executed in
     ------------
     two counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterparts.

(h)  Assignment.  Neither this Agreement nor any of the rights, interests or
     ----------
     obligations hereunder or under the Option shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party except that Parent may assign this Agreement and its rights hereunder to any of its subsidiaries. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

(i)  Further Assurances.  In the event of any exercise of the Option by Parent,
     ------------------
     the Company and Parent shall execute and deliver all other documents and instruments and take all other actions that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first written above.

                              PENEDERM INCORPORATED



                              By: /s/ Lloyd H. Malchow
                                  -----------------------------------
                                  Lloyd H. Malchow
                                  President and Chief Executive Officer


                              MYLAN LABORATORIES INC.



                              By: /s/ Roderick P. Jackson
                                  -----------------------------------
                                  Roderick P. Jackson
                                  Senior Vice President